SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                SEPTEMBER 21, 1999
                                 Date of Report
                        (Date of Earliest Event Reported)


                           SECTOR COMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)

         NEVADA                      0-22382                 56-1051491
      ---------------              -----------            --------------
      (State or other              (Commission             (IRS Employer
      jurisdiction of              File Number)          Identification No.)
      incorporation)


            7601 LEWINSVILLE ROAD, SUITE 250, MCLEAN, VIRGINIA 22102
                    (Address of principal executive offices)

                                (703) 761-1500
                         (Registrant's telephone number)

ITEM 5.   OTHER EVENTS

     On September 21, 1999, the following Corporate Resolution for a Common Stock Split was approved by the Registrant:

                          SECTOR COMMUNICATIONS, INC.
                                  COMMON STOCK

Resolved, that Signature Stock Transfer, Inc., a Texas Corporation, sole stock transfer agent for the above class of stock for the above company, is authorized by the company to change all company records to reflect the following.

Effective on the close of business on July 1, 1999, the following stock split shall commence for the above mentioned company.

5:1 FORWARD STOCK SPLIT
-----------------------
Company:       SECTOR COMMUNICATIONS, INC.
Cusip number:  81369U 20 7

Forward split rate of 5 new shares for every 1 share presently held, where all an additional share certificate representing 4 shares will be mailed directly to each holder for every 1 share owned as of the record date.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Sector Communications, Inc.


                                    By   /s/ Theodore Georgelas
                                         ----------------------
                                         President


Date: March 30, 2000